Exhibit 10.1

FOURTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the “Fourth Amendment”) is dated as of September 7, 2007 and is made by and among PENN VIRGINIA OPERATING CO., LLC, a Delaware limited liability company (the “Borrower”), the GUARANTORS (individually a “Guarantor” and collectively, the “Guarantors”), the FINANCIAL INSTITUTIONS PARTY HERETO (individually a “Lender” and collectively, the “Lenders”), and PNC BANK, NATIONAL ASSOCIATION, as agent for the Lenders (the “Agent”).

RECITALS:

WHEREAS, the Borrower, the Guarantors (as defined therein), the Lenders (as defined therein), and the Agent are parties to that certain Amended and Restated Credit Agreement, dated as of March 3, 2005, as amended by that certain First Amendment, Waiver, and Consent to Amended and Restated Credit Agreement, dated as of July 15, 2005, that certain Second Amendment to Amended and Restated Credit Agreement dated as of August 22, 2006 and effective as of August 15, 2006 and that certain Third Amendment to Amended and Restated Credit Agreement dated as of December 11, 2006 (as amended, the “Credit Agreement”; unless otherwise defined herein, capitalized terms used herein shall have the meanings given to them in the Credit Agreement);

WHEREAS, the parties hereto desire to amend the Credit Agreement as hereinafter provided.

NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound, and incorporating the above-defined terms herein, the parties hereto agree as follows:

1. Recitals. The foregoing recitals are true and correct and incorporated herein by reference.

2. Amendment to Credit Agreement.

(a) Definitions. The following new definition is hereby inserted in Section 1.1 of the Credit Agreement in alphabetical order:

“Fourth Amendment Effective Date means September 7, 2007.”

(b) Increase of Revolving Credit Commitments.

(i) Subject to satisfaction of the conditions set forth in Section 3 below, on the Fourth Amendment Effective Date, the Borrower, the Agent and the Lenders hereby increase the Revolving Credit Commitments from $300,000,000 to $450,000,000 so that after giving effect to such increase, each Lender has the Revolving Credit Commitment as set forth opposite such Lender’s name on the amended and restated Schedule 1.1(B) attached to this Fourth Amendment.

(ii) On the Fourth Amendment Effective Date, the Borrower shall repay all Revolving Credit Loans outstanding along with any and all accrued interest and fees on the Fourth Amendment Effective Date, subject to the Borrower’s indemnity obligations under Section 5.6.2 [Indemnity] of the Credit Agreement provided that the Borrower may borrow new Revolving Credit Loans with a Borrowing Date on the Fourth Amendment Effective Date. Each of the Lenders shall participate in any new Loans made on or after the Fourth Amendment Effective Date in accordance with their respective Ratable Shares after giving effect to the increase in Revolving Credit Commitments contemplated by this Fourth Amendment.

(iii) On the Fourth Amendment Effective Date and after giving effect to the increase in the Revolving Credit Commitments pursuant hereto, each Lender (a) will be deemed to have purchased a participation in each then outstanding Letter of Credit equal to its Ratable Share of each such Letter of Credit and the participation of each other Lender in each such Letter of Credit shall be adjusted accordingly; and (b) will acquire, (and will pay to the Agent, for the account of each Lender, in immediately available funds, an amount equal to) its Ratable Share of all outstanding Participation Advances.

(c) Loans, Acquisitions and Investments. Clause (iii) of Section 2.10.1 [Increasing Lenders and New Lenders] of the Credit Agreement is hereby amended and restated as follows:

(iii) Increase in Revolving Credit Commitments. The increase in the Revolving Credit Commitments made pursuant to this Section shall be $150,000,000 in the aggregate.

(d) Continuation of or Change in Business; Parent Holding Company Status. Section 8.2.10 [Continuation of or Change in Business; Parent Holding Company Status] is hereby amended and restated to read as follows:

“8.2.10 Continuation of or Change in Business; Parent Holding Company Status.

Each of the Loan Parties (other than the Parent) shall not, and shall not permit any of its Subsidiaries to, engage in any business other than coal leasing, coal infrastructure (including coal loading and coal handling), midstream businesses relating to coal and hydrocarbons (including the managing of coal properties in the United States and the transportation of crude oil and liquid and gaseous hydrocarbons in the United States) and businesses relating to the managing and harvesting of timberland. The Parent may not engage in any business and may not have any assets or liabilities other than those resulting from its ownership of the Borrower.”

(e) Annual Financial Statements. Section 8.3.3 [Annual Financial Statements] of the Credit Agreement is hereby amended and restated as follows:

“8.3.3 Annual Financial Statements.

As soon as available and in any event within ninety (90) days after the end of each fiscal year of the Borrower, financial statements of the Parent and its Subsidiaries consisting of a consolidated and consolidating balance sheet as of the end of such fiscal year, and related consolidated and consolidating statements of income, stockholders’ equity and cash flows for the fiscal year then ended, all in reasonable detail and setting forth in comparative form the financial statements as of the end of and for the preceding fiscal year, and with respect to such consolidated financial statements, certified by independent certified public accountants of nationally recognized standing satisfactory to the Agent. The certificate or report of accountants shall be free of qualifications (other than any consistency qualification that may result from a change in the method used to prepare the financial statements as to which such accountants concur) and shall not indicate the occurrence or existence of any event, condition or contingency which would materially impair the prospect of payment or performance of any covenant, agreement or duty of any Loan Party under any of the Loan Documents.”

(f) Schedules. In order to reflect the increases in the Revolving Credit Commitments Schedule 1.1(B) [Commitments of Lenders and Addresses for Notices to Lenders] shall be amended and restated to read as set forth on the Schedules attached to this Amendment bearing such name and numerical reference.

3. Conditions to Effectiveness. This Fourth Amendment shall become effective upon satisfaction of each of the following conditions being satisfied to the satisfaction of the Agent (the “Fourth Amendment Effective Date”):

(a) Execution and Delivery of Fourth Amendment. The Borrower, the Guarantors, each of the Lenders, and the Agent shall have executed those Loan Documents to which it is a party, and all other documentation necessary for effectiveness of this Amendment shall have been executed and delivered all to the satisfaction of the Borrower, the Lenders and the Agent.

(b) Notes. The Borrower shall have executed and delivered to each of the Lenders whose Revolving Credit Commitment is increasing new Revolving Credit Notes, reflecting the amount of each such Lender’s Revolving Credit Commitments as so increased.

(c) Amendment to Guaranty. Each of the Guarantors shall have executed an amendment to Guarantee Agreement in form of Exhibit A attached hereto.

(d) Organization, Authorization and Incumbency. There shall be delivered to the Agent for the benefit of each Lender a certificate, dated as of the Fourth Amendment Effective Date and signed by the Secretary or an Assistant Secretary of the each Loan Party, certifying as appropriate as to:

(i) all action taken by such party in connection with this Fourth Amendment and the other Loan Documents together with resolutions of the general partner of the Parent of each Loan Party evidencing same;

(ii) the names of the officer or officers authorized to sign this Fourth Amendment and the other documents executed and delivered in connection herewith and the true signatures of such officer or officers and specifying the Authorized Officers permitted to act on behalf of the Loan Parties for purposes of the Loan Documents and the true signatures of such officers, on which the Agent and each Lender may conclusively rely; and

(iii) copies of its organizational documents, including its certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation and limited liability company agreement, in each case as in effect on the Fourth Amendment Effective Date, certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing of the Borrower in each state where organized or qualified to do business, provided, however, that the Loan Parties may, in lieu of delivering copies of the foregoing organizational documents and good standing certificates, certify that the organizational documents and good standing certificates previously delivered by the Loan Parties to the Agent remain in full force and effect and have not been modified, amended, or rescinded.

(e) Opinion of Counsel. The Borrower shall cause to be delivered to the Agent an opinion of counsel of the Borrower with respect to this Fourth Amendment in such form as shall be acceptable to the Agent.

(f) Material Adverse Change. Each of the Loan Parties represents and warrants to the Agent and the Lenders that, by its execution and delivery hereof to the Agent, after giving effect to this Fourth Amendment, no Material Adverse Change shall have occurred with respect to the Borrower or any of the Loan Parties since the Closing Date of the Credit Agreement.

(g) Litigation. Each of the Loan Parties represents and warrants to the Agent and the Lenders that, by its execution and delivery hereof to the Agent, after giving effect to this Fourth Amendment, there are no actions, suits, investigations, litigation or governmental proceedings pending or, to the Loans Parties’ knowledge, threatened against any of the Loan Parties that could reasonably be expected to result in a Material Adverse Change.

(h) Officer’s Certificate. There shall be delivered to the Agent a certificate of the Loan Parties, dated the Fourth Amendment closing date and signed by the Chief Executive Officer, President, Vice President or Chief Financial Officer of each Loan Party, certifying that: (i) the representations and warranties of the Borrower contained in Article 6 of the Credit Agreement shall be true and accurate on and as of the Fourth Amendment closing date with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein); (2) the Loan Parties shall have performed and complied with all covenants and conditions of the Credit Agreement and this Fourth Amendment; (3) no Event of Default or Potential Default under the Credit Agreement shall have occurred and be continuing or shall exist and (4) no Material Adverse Change has occurred with respect to any Loan Party since March 3, 2005.

(i) Representations and Warranties; No Event of Default. The representations and warranties set forth in the Credit Agreement and this Fourth Amendment shall be true and correct on and as of the Fourth Amendment Effective Date with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), and no Potential Default or Event of Default shall exist and be continuing under the Credit Agreement or under any other Material Contract, as of the Fourth Amendment Effective Date.

(j) Note Purchase Agreement. No “Default” or “Event of Default” (as such terms are defined in the Note Purchase Agreement) is in existence or has occurred and is continuing under the Note Purchase Agreement after giving effect to the amendments set forth in the Fourth Amendment.

(k) Consents and Approvals. No consent, approval, exemption, order or authorization of, or a registration or filing with, any Official Body or any other Person is required by any Law or any agreement in connection with the execution, delivery and carrying out of this Fourth Amendment by any Loan Party other than such consents, approvals, exemptions, orders or authorizations that have already been obtained.

(l) Amendment Fee. The Borrower shall have paid to the Agent (i) any fees as set forth in a the Agent’s Fee Letter by and between the Borrower and the Agent dated September 7, 2007 and (ii) the reasonable costs and expenses of the Agent including, without limitation, reasonable fees of the Agent’s counsel in connection with this Amendment.

4. Miscellaneous.

(a) Representations and Warranties. By its execution and delivery hereof to the Agent, each of the Loan Parties represents and warrants to the Agent and the Lenders that (i) such Loan Party has duly authorized, executed and delivered this Fourth Amendment, and (ii) no “Default” or “Event of Default” (as such terms are defined in the Note Purchase Agreement) shall have occurred and be continuing under the Note Purchase Agreement after giving effect to the amendments set forth in the Fourth Amendment.

(b) Full Force and Effect. All provisions of the Credit Agreement remain in full force and effect on and after the Fourth Amendment Effective Date and the date hereof except as expressly amended hereby. The parties do not amend any provisions of the Credit Agreement except as expressly amended hereby.

(c) Counterparts. This Fourth Amendment may be signed in counterparts (by facsimile transmission or otherwise) but all of which together shall constitute one and the same instrument.

(d) Incorporation into Credit Agreement. This Fourth Amendment shall be incorporated into the Credit Agreement by this reference. All representations, warranties, Events of Default and covenants set forth herein shall be a part of the Credit Agreement as if originally contained therein.

(e) Governing Law. This Fourth Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

(f) Payment of Fees and Expenses. The Borrower unconditionally agrees to pay and reimburse the Agent and save the Agent harmless against liability for the payment of all out-of-pocket costs, expenses and disbursements, including without limitation, to the Agent for itself the reasonable costs and expenses of the Agent including, without limitation, the reasonable fees and expenses of counsel incurred by the Agent in connection with the development, preparation, execution, administration, interpretation or performance of this Fourth Amendment and all other documents or instruments to be delivered in connection herewith.

(g) No Novation. Except as amended hereby, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect. Borrower, the Guarantors, each Lender, and the Agent acknowledge and agree that this Fourth Amendment is not intended to constitute, nor does it constitute, a novation, interruption, suspension of continuity, satisfaction, discharge or termination of the obligations, loans, liabilities, or indebtedness under the Credit Agreement or the other Loan Documents.

[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE TO PENN VIRGINIA OPERATING CO., LLC

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Fourth Amendment as of the day and year first above written.

BORROWER

PENN VIRGINIA OPERATING CO., LLC

By:	/s/ Frank A. Pici	(SEAL)
Name:	Frank A. Pici
Title:	Vice President and Chief Financial Officer

[SIGNATURE PAGE TO PENN VIRGINIA OPERATING CO., LLC

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

GUARANTORS :

PENN VIRGINIA RESOURCE PARTNERS, L.P.
	By:	Penn Virginia Resource GP, LLC, its sole general partner
CONNECT ENERGY SERVICES, LLC
CONNECT GAS GATHERING, LLC
CONNECT GAS PIPELINE LLC
CONNECT NGL PIPELINE, LLC
FIELDCREST RESOURCES LLC
K RAIL LLC
LOADOUT LLC
PVR CHEROKEE GAS PROCESSING LLC
PVR EAST TEXAS GAS PROCESSING, LLC
PVR GAS PIPELINE, LLC
PVR GAS PROCESSING LLC
PVR GAS RESOURCES, LLC
PVR HAMLIN I, LLC
PVR HAMLIN II, LLC
PVR HAMLIN, L.P.
	By:	PVR Hamlin I, LLC, its sole general partner
PVR HYDROCARBONS LLC
PVR LAVERNE GAS PROCESSING LLC
PVR MIDSTREAM LLC
PVR NATURAL GAS GATHERING LLC
PVR OKLAHOMA NATURAL GAS GATHERING LLC
SUNCREST RESOURCES LLC
TONEY FORK LLC
WISE LLC

By:	/s/ Frank A. Pici	(SEAL)
Name:	Frank A. Pici
Title:	Vice President

[SIGNATURE PAGE TO PENN VIRGINIA OPERATING CO., LLC

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

LENDERS

BNP PARIBAS, individually and as Managing Agent

By:	/s/ Mark A. Cox
Name:	Mark A. Cox
Title:	Managing Director

By:	/s/ Russell Otts
Name:	Russell Otts
Title:	Vice President

BRANCH BANKING & TRUST COMPANY

By:	/s/ Hugh Ferguson
Name:	Hugh Ferguson
Title:	Senior Vice President

COMERICA BANK

By:	/s/ Huma V. Manal
Name:	Huma V. Manal
Title:	Vice President

[SIGNATURE PAGE TO PENN VIRGINIA OPERATING CO., LLC

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF AMERICA, N.A. successor by merger to FLEET NATIONAL BANK, individually and as Documentation Agent

By:	/s/ Adam H. Fey
Name:	Adam H. Fey
Title:	Vice President

FORTIS CAPITAL CORP.

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ Casey Lowary
Name:	Casey Lowary
Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A.

By:	/s/ Tara Narasiman
Name:	Tara Narasiman
Title:	Associate

PNC BANK, NATIONAL ASSOCIATION, individually and as Agent

By:	/s/ Richard C. Munsick
Name:	Richard C. Munsick
Title:	Senior Vice President

[SIGNATURE PAGE TO PENN VIRGINIA OPERATING CO., LLC

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

ROYAL BANK OF CANADA, individually and as Syndication Agent

By:	/s/ Don J. McKinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

SOCIÉTÉ GÉNÉRALE, individually and as Managing Agent

By:	/s/ Elena Robciuc
Name:	Elena Robciuc
Title:	Director

AMEGY BANK NATIONAL ASSOCIATION (formerly Southwest Bank of Texas, N.A.)

By:	/s/ W. Bryan Chapman
Name:	W. Bryan Chapman
Title:	Senior Vice President

SUNTRUST BANK, individually and as Documentation Agent

By:	/s/ Carmen Imalizia
Name:	Carmen Imalizia
Title:	Vice President

[SIGNATURE PAGE TO PENN VIRGINIA OPERATING CO., LLC

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

WACHOVIA BANK, NATIONAL ASSOCIATION, individually and as Documentation Agent

By:	/s/ Jonathan R. Richardson
Name:	Jonathan R. Richardson
Title:	Senior Vice President

SCHEDULE 1.1(B)

Commitments of Lenders and Addresses for Notices to Lenders

Part 1 - Commitments of Lenders and Addresses for Notices to Lenders

Lender		Amount of Commitment for Revolving Credit Loans	Ratable Share
Name:	Amegy Bank National Association	$12,000,000	2.666666667%
Address:	Suite 404
4400 Post Oak Parkway
Houston, Texas 77027

Attention:	W. Bryan Chapman
Telephone:	(713) 232-2026
Telecopy:	(713) 561-0345
Email:	bchapman@swbanktx.com

Administrative Contact
Address:	Suite 404
4400 Post Oak Parkway
Houston, Texas 77027

Attention:	Dana Chargois
Telephone:	(713) 232-6395
Telecopy:	(713) 693-7467
Email:	dana.chargois@swbanktx.com

Name:	Bank of America	$45,000,000	10.000000000%
Address:	IL-231-10-35
231 S La Salle Street
Chicago, IL 60604

Attn: Adam Fey
312-828-1462
312-974-4970 (fax)
adam.h.fey@bankofamerica.com

Administrative Contact
Address:	MA5-100-10-01
100 Federal Street
Boston, Massachusetts 02110

Attention:	Bukola Ajanaku
Telephone:	(617) 434-3340
Telecopy:	(617) 434-7559
Email:	bukola.o.ajanaku@bankofamerica.com

Lender		Amount of Commitment for Revolving Credit Loans	Ratable Share
Name:	BNP Paribas	$42,000,000	9.333333333%
Address:	Suite 3100
1200 Smith Street
Houston, Texas 77002

Attention:	Mark Cox
Telephone:	(713) 982-1100
Telecopy:	(713) 659-6915

Loan Operations
Address:	919 Third Avenue
New York, New York 10022

Primary Contact:
Attention:	Tammy Papadeas
Telephone:	(212) 471-6361
Telecopy:	(212) 726-8009
Email:	tammy.papadeas@americas.bnpparibas.com

Secondary Contact:
Attention:	Cheryl Guerra
Telephone:	(212) 471-6331
Telecopy:	(212) 726-8009
Email:	cheryl.guerra@americas.bnpparibas.com

Name:	Branch Banking and Trust Company	$30,000,000	6.666666667%
Address:	233 Wyndale Road
Abingdon, Virginia 24210

Attention:	Hugh Ferguson
Telephone:	(276) 739-7955
Telecopy:	(276) 739-7958
Email:	wferguson@bbandt.com

Administrative Contact
Address:	233 Wyndale Road
Abingdon, Virginia 24210

Attention:	Suzanne Lee
Telephone:	(276) 739-7950
Telecopy:	(276) 739-7958
Email:	jslee@bbandt.com

Name:	Comerica Bank	$24,000,000	5.333333333%
Address:	910 Louisiana, Suite 410
Houston, Texas 77002

Attention:	Huma Vadgama
Telephone:	(713) 220-5615
Telecopy:	(713) 220-5651
Email:	hvadgama@comerica.com

Administrative Contact
Address:	39200 Six Mile Road
Livonia, Michigan 48152

Attention:	Anna L. Cheney
Telephone:	(734) 632-3052
Telecopy:	(734) 632-2993
Email	anna_l_cheney@comerica.com

Lender		Amount of Commitment for Revolving Credit Loans	Ratable Share
Name:	Fortis Capital Corp.	$30,000,000	6.666666667%
Address:	Suite 1400
15455 North Dallas Parkway
Addison, Texas 75001

Attention:	Casey Lowary
Telephone:	(214) 953-9308
Telecopy:	(214) 754-5981
Email:	casey.lowary@fortiscapitalusa.com

Administrative Contact
Address:	______________________
______________________

Attention:	Sharon Hill-Bryant
Telephone:	(203) 705-5792
Telecopy:	(203) 705-5898
Email:	sharon.hill-bryant@fortiscapital.com

Name	JP Morgan Chase Bank, N.A.	$32,500,000	7.222222222%
Address:	Mail Stop: TX2-4375
910 Travis Street
Houston, Texas 77002

Attention:	Jeanie Gonzalez
Telephone:	(713) 751-6174
Telecopy:	(713) 751-3982
Email:	jeanie_gonzalez@bankone.com

Loan Operations
Address:	Suite IL1-0010
131 S. Dearborn - 5th Floor
Chicago, Illinois 60603

Attention:	Victor Perez
Telephone:	(312) 385-7066
Telecopy:	(312) 385-7095
Email:	victor_perez@bankone.com

Name:	PNC Bank, National Association	$49,500,000	11.000000000%
Address:	One PNC Plaza
249 Fifth Avenue
Pittsburgh, Pennsylvania 15222

Attention:	Richard C. Munsick
Telephone:	(412) 762-4299
Telecopy:	(412) 762-2571

Administrative Contact
Address:	Firstside Center, 4th Floor
500 First Avenue
Pittsburgh, Pennsylvania 15219

Attention:	Rini Davis
Telephone:	(412) 762-7638
Telecopy:	(412) 762-8672
Email:	rini.davis@pncbank.com

Lender		Amount of Commitment for Revolving Credit Loans	Ratable Share
Name:	Royal Bank of Canada	$49,500,000	11.000000000%
Address:	5700 Williams Tower
2800 Post Oak Boulevard
Houston, Texas 77056

Attention:	Jason York
Telephone:	(713) 403-5679
Telecopy:	(713) 403-5624
Email:	jason.york@rbccm.com

Operations
Address:	One Liberty Plaza, 3rd Floor
New York, New York 10006

Attention:	Compton Singh
Telephone:	(212) 428-6332
Telecopy:	(212) 428-2372
Email:	compton.singh@rbccm.com

Name:	Société Générale	$42,000,000	9.333333333%
Address:	1111 Bagby, Suite 2020
Houston, Texas 77002

Attention:	Elena Robciuc
Telephone:	(713) 759-6316
Telecopy:	(713) 650-0824
Email:	elena.robciuc@sgcib.com

Administrative Contact
Address:	560 Lexington Avenue
New York, New York 10022

Attention:	Nancy Kui
Telephone:	(212) 278-6164
Telecopy:	(212) 278-7490
Email:	nancy.kui@sgcib.com

Name:	SunTrust Bank	$45,000,000	10.000000000%
Address:	10th Floor; Mail Code: 1929
303 Peachtree Street
Atlanta, Georgia 30308

Attention:	Joe McCreery
Telephone:	(404) 532-0274
Telecopy:	(404) 827-6270
Email:	joe.mccreery@suntrust.com

Administrative Contact
Address:	10th Floor; Mail Code: 1929
303 Peachtree Street
Atlanta, Georgia 30308

Attention:	Tina Marie Edwards
Telephone:	(404) 588-8660
Telecopy:	(404) 230-1940
Email:	tinamarie.edwards@suntrust.com

Lender		Amount of Commitment for Revolving Credit Loans	Ratable Share
Name:	Wachovia Bank, N.A.	$48,500,000	10.777777778%
Address:	Mailcode: VA7440
201 S. Jefferson Street
Roanoke, Virginia 24011

Attention:	Jonathan R. Richardson
Telephone:	(540) 563-7691
Telecopy:	(540) 563-6320
Email:	jonathan.richardson@wachovia.com

Administrative Contact
Address:	Mailcode: NC1183
201 S. College Street
Charlotte, NC 28244-0002

Attention:	Roshenna Smith
Telephone:	(704) 374-6171
Telecopy:	(704) 715-0099
Email:	roshenna.smith@wachovia.com

TOTAL		$450,000,000	100%

SCHEDULE 1.1(B)

COMMITMENTS OF LENDERS AND ADDRESSES FOR NOTICES

Part 2 - Addresses for Notices to Borrower and Guarantors:

AGENT:

Name	PNC BANK, NATIONAL ASSOCIATION
Address:	P1-POPP-03-3
One PNC Plaza - 3rd Floor
249 Fifth Avenue
Pittsburgh, Pennsylvania 15222-2707
Attention:	Richard C. Munsick
Telephone:	(412) 762-4299
Telecopy:	(412) 762-2571

BORROWER:

Name	PENN VIRGINIA OPERATING CO., LLC
Address:	Three Radnor Corporate Center - Suite 300
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Frank A. Pici, Vice President and Chief Financial Officer
Telephone:	(610) 687-8900
Telecopy:	(610) 687-3688
Email:	frank.pici@pennvirginia.com

GUARANTORS:

Name	CONNECT ENERGY SERVICES, LLC
Address:	Three Radnor Corporate Center - Suite 300
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Frank A. Pici, Vice President and Chief Financial Officer
Telephone:	(610) 687-8900
Telecopy:	(610) 687-3688
Email:	frank.pici@pennvirginia.com

Name	CONNECT GAS GATHERING, LLC
Address:	Three Radnor Corporate Center - Suite 300
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Frank A. Pici, Vice President and Chief Financial Officer
Telephone:	(610) 687-8900
Telecopy:	(610) 687-3688
Email:	frank.pici@pennvirginia.com

Name	CONNECT NGL PIPELINES, LLC
Address:	Three Radnor Corporate Center - Suite 300
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Frank A. Pici, Vice President and Chief Financial Officer
Telephone:	(610) 687-8900
Telecopy:	(610) 687-3688
Email:	frank.pici@pennvirginia.com

Name	FIELDCREST RESOURCES LLC
Address:	Three Radnor Corporate Center - Suite 300
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Frank A. Pici, Vice President and Chief Financial Officer
Telephone:	(610) 687-8900
Telecopy:	(610) 687-3688
Email:	frank.pici@pennvirginia.com

Name	K RAIL LLC
Address:	Three Radnor Corporate Center - Suite 300
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Frank A. Pici, Vice President and Chief Financial Officer
Telephone:	(610) 687-8900
Telecopy:	(610) 687-3688
Email:	frank.pici@pennvirginia.com

Name	LOADOUT LLC
Address:	Three Radnor Corporate Center - Suite 300
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Frank A. Pici, Vice President and Chief Financial Officer
Telephone:	(610) 687-8900
Telecopy:	(610) 687-3688
Email:	frank.pici@pennvirginia.com

Name	PENN VIRGINIA RESOURCE PARTNERS, L.P.
Address:	Three Radnor Corporate Center - Suite 300
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Frank A. Pici, Vice President and Chief Financial Officer
Telephone:	(610) 687-8900
Telecopy:	(610) 687-3688
Email:	frank.pici@pennvirginia.com

Name	PVR CHEROKEE GAS PROCESSING, LLC
Address:	Three Radnor Corporate Center - Suite 300
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Frank A. Pici, Vice President and Chief Financial Officer
Telephone:	(610) 687-8900
Telecopy:	(610) 687-3688
Email:	frank.pici@pennvirginia.com

Name	PVR EAST TEXAS GAS PROCESSING, LLC
Address:	Three Radnor Corporate Center - Suite 300
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Frank A. Pici, Vice President and Chief Financial Officer
Telephone:	(610) 687-8900
Telecopy:	(610) 687-3688
Email:	frank.pici@pennvirginia.com

Name	PVR GAS PIPELINE, LLC
Address:	Three Radnor Corporate Center - Suite 300
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Frank A. Pici, Vice President and Chief Financial Officer
Telephone:	(610) 687-8900
Telecopy:	(610) 687-3688
Email:	frank.pici@pennvirginia.com

Name	PVR GAS PROCESSING LLC
Address:	Three Radnor Corporate Center - Suite 300
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Frank A. Pici, Vice President and Chief Financial Officer
Telephone:	(610) 687-8900
Telecopy:	(610) 687-3688
Email:	frank.pici@pennvirginia.com

Name	PVR GAS RESOURCES, LLC
Address:	Three Radnor Corporate Center - Suite 300
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Frank A. Pici, Vice President and Chief Financial Officer
Telephone:	(610) 687-8900
Telecopy:	(610) 687-3688
Email:	frank.pici@pennvirginia.com

Name	PVR HAMLIN I, LLC
Address:	Three Radnor Corporate Center - Suite 300
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Frank A. Pici, Vice President and Chief Financial Officer
Telephone:	(610) 687-8900
Telecopy:	(610) 687-3688
Email:	frank.pici@pennvirginia.com

Name	PVR HAMLIN II, LLC
Address:	Three Radnor Corporate Center - Suite 300
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Frank A. Pici, Vice President and Chief Financial Officer
Telephone:	(610) 687-8900
Telecopy:	(610) 687-3688
Email:	frank.pici@pennvirginia.com

Name	PVR HAMLIN, L.P.
Address:	Three Radnor Corporate Center - Suite 300
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Frank A. Pici, Vice President and Chief Financial Officer
Telephone:	(610) 687-8900
Telecopy:	(610) 687-3688
Email:	frank.pici@pennvirginia.com

Name	PVR HYDROCARBONS LLC
Address:	Three Radnor Corporate Center - Suite 300
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Frank A. Pici, Vice President and Chief Financial Officer
Telephone:	(610) 687-8900
Telecopy:	(610) 687-3688
Email:	frank.pici@pennvirginia.com

Name	PVR LAVERNE GAS PROCESSING LLC
Address:	Three Radnor Corporate Center - Suite 300
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Frank A. Pici, Vice President and Chief Financial Officer
Telephone:	(610) 687-8900
Telecopy:	(610) 687-3688
Email:	frank.pici@pennvirginia.com

Name	PVR MIDSTREAM LLC
Address:	Three Radnor Corporate Center - Suite 300
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Frank A. Pici, Vice President and Chief Financial Officer
Telephone:	(610) 687-8900
Telecopy:	(610) 687-3688
Email:	frank.pici@pennvirginia.com

Name	PVR NATURAL GAS GATHERING LLC
Address:	Three Radnor Corporate Center - Suite 300
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Frank A. Pici, Vice President and Chief Financial Officer
Telephone:	(610) 687-8900
Telecopy:	(610) 687-3688
Email:	frank.pici@pennvirginia.com

Name	PVR OKLAHOMA NATURAL GAS GATHERING LLC
Address:	Three Radnor Corporate Center - Suite 300
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Frank A. Pici, Vice President and Chief Financial Officer
Telephone:	(610) 687-8900
Telecopy:	(610) 687-3688
Email:	frank.pici@pennvirginia.com

Name	SUNCREST RESOURCES LLC
Address:	Three Radnor Corporate Center - Suite 300
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Frank A. Pici, Vice President and Chief Financial Officer
Telephone:	(610) 687-8900
Telecopy:	(610) 687-3688
Email:	frank.pici@pennvirginia.com

Name	TONEY FORK LLC
Address:	Three Radnor Corporate Center – Suite 300
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Frank A. Pici, Vice President
Telephone:	(610) 687-8900
Telecopy:	(610) 687-3688
Email:	frank.pici@pennvirginia.com

Name	WISE LLC
Address:	Three Radnor Corporate Center - Suite 300
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Frank A. Pici, Vice President
Telephone:	(610) 687-8900
Telecopy:	(610) 687-3688
Email:	frank.pici@pennvirginia.com

Exhibit A

TO FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

FIRST AMENDMENT TO GUARANTEE AGREEMENT

This First Amendment to Guarantee Agreement (the “Amendment”) dated as of September 7, 2007, is made and given by EACH OF THE SIGNATORIES HERETO (together with any other entity that may become a party hereto as provided herein, the “Guarantors”), in favor of PNC BANK, NATIONAL ASSOCIATION, as Agent (in such capacity, the “Agent”) for the banks and other financial institutions or entities (the “Lenders”) from time to time parties to the Credit Agreement, dated as of March 3, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Penn Virginia Operating Co., LLC (the “Borrower”), the Lenders and the Agent.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS, the Borrower is a member of an affiliated group of companies that includes each other Guarantor;

WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrower to make valuable transfers to one or more of the other Guarantors in connection with the operation of their respective businesses;

WHEREAS, certain of the Lenders or their Affiliates may enter into Lender-Provided Interest Rate Hedges and Lender-Provided Commodity Hedges with the Borrower;

WHEREAS, the Borrower and the other Guarantors are engaged in related businesses, and each Guarantor will derive substantial direct and indirect benefit from the extensions of credit under the Credit Agreement and from the Lender-Provided Interest Rate Hedges and the Lender-Provided Commodity Hedges; and

WHEREAS, to induce Bank to enter into that certain Fourth Amendment to Amended and Restated Credit Agreement dated of even dated herewith (the “Fourth Amendment to Amended and Restated Credit Agreement”), each Guarantor has agreed to reconfirm that his unconditional guarantee under the Guarantee Agreement dated as of March 3, 2005, (as may be amended, restated, modified or supplemented, the “Guaranty”) shall continue in full force and effect subsequent to Fourth Amendment to Amended and Restated Credit Agreement and the transactions contemplated therein and shall inure to the benefit of the Agent and the Lenders;

WHEREAS, in addition to the foregoing, certain of the covenants contained in the Guarantee are being amended and restated by the terms of this Amendment, all as more specifically provided herein.

NOW, THEREFORE, in consideration of the premises, and intending to be legally bound, the Guarantor hereby agrees as follows:

1. Definitions. All defined terms used herein but not otherwise defined herein shall have the meanings ascribed to them or incorporated by reference in the Guaranty.

2. Reaffirmation of Guaranty. This Amendment confirms that the Guarantor has read and understands the Fourth Amendment to Amended and Restated Credit Agreement. Guarantor hereby ratifies and confirms that the Guaranty continues in full force and effect and agrees that the Guaranty shall inure to the benefit of the Agent and each of the Lenders.

3. Borrower Hedge Agreement Obligations. The definition of Borrower Hedge Agreement Obligations contained in Section 1.1 [Definitions] of the Guaranty is hereby amended and restated as follows:

“Borrower Hedge Agreement Obligations”. The collective reference to all obligations and liabilities of the Borrower (including, without limitation, interest accruing at the then applicable rate provided in any Lender-Provided Interest Rate Hedge and Lender-Provided Commodity Hedge after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to any IRH Provider, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, any Lender-Provided Interest Rate Hedge, any Lender-Provided Commodity Hedge or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the relevant IRH Provider that are required to be paid by the Borrower pursuant to the terms of any Lender-Provided Interest Rate Hedge and Lender-Provided Commodity Hedge).

4. Counterparts. This Amendment may be executed in any number of counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE COMMONWEALTH OF PENNSYLVANIA, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

6. Incorporation into Guaranty. This Amendment shall be incorporated into the Guaranty by this reference.

7. Full Force and Effect. Except as expressly modified by this Amendment, all of the terms, conditions, representations, warranties, and covenants of the Guaranty are true and correct and shall continue in full force and effect, including without limitation, all liens and security interests securing the Borrower’s indebtedness to the Lenders.

[SIGNATURES APPEAR ON NEXT PAGE]

[SIGNATURE PAGE TO FIRST AMENDMENT TO GUARANTEE]

IN WITNESS WHEREOF, Guarantor has duly executed and delivered this Agreement as of the date first above written and constitutes a sealed instrument.

GUARANTORS :

PENN VIRGINIA RESOURCE PARTNERS, L.P.
			By:	Penn Virginia Resource GP, LLC, its sole general partner

CONNECT ENERGY SERVICES, LLC

CONNECT GAS GATHERING, LLC

CONNECT GAS PIPELINE LLC

CONNECT NGL PIPELINE, LLC

FIELDCREST RESOURCES LLC

K RAIL LLC

LOADOUT LLC

PVR CHEROKEE GAS PROCESSING LLC

PVR EAST TEXAS GAS PROCESSING, LLC

PVR GAS PIPELINE, LLC

PVR GAS PROCESSING LLC

PVR GAS RESOURCES, LLC

PVR HAMLIN I, LLC

PVR HAMLIN II, LLC

PVR HAMLIN, L.P.

			By:	PVR Hamlin I, LLC, its sole general partner
PVR HYDROCARBONS LLC PVR LAVERNE GAS PROCESSING LLC PVR MIDSTREAM LLC PVR NATURAL GAS GATHERING LLC PVR OKLAHOMA NATURAL GAS GATHERING LLC SUNCREST RESOURCES LLC TONEY FORK LLC WISE LLC
ATTEST

By:	/s/ Jean Whitehead	By:	/s/ Frank A. Pici		(SEAL)
Name:	Jean Whitehead	Name:	Frank A. Pici
Title:	Legal Assistant	Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO GUARANTEE]

PNC BANK, NATIONAL ASSOCIATION, as Agent

By:	/s/ Richard C. Munsick
Name:	Richard C. Munsick
Title:	Senior Vice President